                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350),
the undersigned, Guy J. Quigley, the Chief Executive Officer of The Quigley
Corporation, a Nevada corporation (the "Company"), does hereby certify, to his knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2003 of the
Company (the "Report") fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Guy J. Quigley
                                                --------------------------------
                                                Guy J. Quigley
                                                Chief Executive Officer
                                                March 30, 2004